Exhibit 10.4

Execution Copy

AMENDMENT NO. 1 TO AMENDED AND RESTATED

PURCHASE AND SALE AGREEMENT

THIS AMENDMENT NO. 1 TO PURCHASE AND SALE AGREEMENT, dated as of April 22, 2004 (this “Amendment”), is entered into by and among ACS FUNDING TRUST I, as the buyer (the “Buyer”), and AMERICAN CAPITAL STRATEGIES, LTD., as the seller (the “Seller”). Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below).

WHEREAS, the parties hereto entered into that certain Amended and Restated Purchase and Sale Agreement, dated as of June 13, 2003 (as amended, modified, waived, supplemented or restated from time to time, the “Agreement”); and

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein.

NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Amendments.

(a) Section 4.1(bb) of the Agreement is hereby deleted.

(b) Exhibit A is hereby amended by deleting clause (vi) of paragraph 2.

SECTION 2. Agreement in Full Force and Effect as Amended.

Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Agreement, as though such terms and conditions were set forth herein.

SECTION 3. Representations.

Each of the Buyer and Seller represent and warrant as of the date of this Amendment as follows:

(i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(ii) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;

(iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

(iv) this Amendment has been duly executed and delivered by it;

(v) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(vi) it is not in default under the Agreement; and

(vii) there is no Termination Event, Unmatured Termination Event or Servicer Termination Event;

SECTION 4. Expenses.

In connection with the execution of this Amendment, the Seller agrees to pay all reasonable and actual costs and expenses (including without limitation the reasonable fees and expenses of legal counsel) of VFCC, the Collateral Custodian and the Backup Servicer incurred in connection with the review and negotiation of this Amendment.

SECTION 5. Conditions Precedent.

The effectiveness of this Amendment is subject to the delivery to the Deal Agent of a copy of this Amendment duly executed by each of the parties hereto.

SECTION 6. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f) This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

SECTION 7. Deal Agent’s Consent and Waiver.

By its execution hereof, the Deal Agent, for itself and on behalf of the Secured Parties, consents to this Amendment and waives any requirements for notice with respect thereto.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BUYER:	ACS FUNDING TRUST I

	By:	American Capital Strategies, Ltd., as Servicer
By:

Name:

Title:

ACS Funding Trust I

c/o American Capital Strategies, Ltd., as Servicer

2 Bethesda Metro Center, 14th Floor

Bethesda, Maryland 20814

Attention: Compliance Officer

Facsimile No.: (301) 654-6714

Confirmation No.: (301) 951-6122

THE SELLER:	AMERICAN CAPITAL STRATEGIES, LTD.

By:

Name:

Title:

American Capital Strategies, Ltd. 2 Bethesda Metro Center, 14th Floor Bethesda, Maryland 20814 Attention: Compliance Officer Facsimile No.: (301) 654-6714 Confirmation No.: (301) 951-6122

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

S-1	Amendment No. 1 to Amended and Restated Purchase and Sale Agreement

CONSENTED TO:

WACHOVIA CAPITAL MARKETS, LLC (f/k/a Wachovia Securities, Inc.), as Deal Agent, for itself and on behalf of the Secured Parties

By:

Name:

Title:

Wachovia Capital Markets, LLC One Wachovia Center, NC0600 Charlotte, North Carolina 28288 Attention: Raj Shah Facsimile No.: (704) 383-6036 Telephone No.: (704) 374-6230

WACHOVIA BANK, NATIONAL ASSOCIATION, as the Hedge Counterparty

By:

Name:

Title:

Wachovia Bank, National Association One Wachovia Center, DC-8 Charlotte, North Carolina 28202-0600 Attention: Bruce M. Young Facsimile No.: (704) 383-0575 Telephone No.: (704) 383-8778

S-2	Amendment No. 1 to Amended and Restated Purchase and Sale Agreement